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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 22, 2004
                                                        ------------------------


                    CHINA EVERGREEN ENVIRONMENTAL CORPORATION
                    -----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                                                 88-0409151
----------------------------                                 -------------------
(State or Other Jurisdiction                                    (IRS Employer
     of Incorporation)                                       Identification No.)

                                    000-26175
                       -----------------------------------
                            (Commission File Number)

                  5/F, Guowei Building, 73 Xianlie Middle Road
              Guangzhou, Guangdong, The People's Republic of China
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: 86-20-8432-7909
                                                    -----------------


                           DISCOVERY INVESTMENTS, INC.
                          ----------------------------
          (Former name or former address, if changed since last report)



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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 22, 2004, the Board of Directors of China Evergreen Environmental Corporation ("China Evergreen") approved a change in auditors. The Board of Directors approved the dismissal of Wm. Andrew Campbell C.A. ("Campbell") as China Evergreen's independent public accountant and the selection of PKF Hong Kong SAR ("PKF"), as their replacement.

         Campbell's report on the financial statements of China Evergreen for the fiscal year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles except that the reports were modified as to uncertainty and contained a disclosure stating that the financial statements were prepared based on the assumption that China Evergreen would continue as a going concern.

         During China Evergreen's fiscal year ended December 31, 2003 and the subsequent interim period through December 22, 2004, there were no disagreements between China Evergreen and Campbell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Campbell's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on China Evergreen's financial statement for such years; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. China Evergreen provided Campbell with a copy of the foregoing disclosures and has asked Campbell to confirm the contents of such disclosures in writing. Upon receipt of such letter, China Evergreen will file it as an exhibit by way of an amendment to this Current Report on Form 8-K.

         In addition, during China Evergreen's two most recent fiscal years ended December 31, 2003 and 2002 and the subsequent interim periods, China Evergreen did not consult with PKF with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on China Evergreen's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHINA EVERGREEN ENVIRONMENTAL CORPORATION
                                       (Registrant)


Date:  December 23, 2004               By: /s/ Chong Liang Pu
                                           -------------------------------------
                                           Chong Liang Pu,
                                           President and Chief Executive Officer



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